EXHIBIT 10.7


                  EXCLUSIVE MASTER BROKER WHOLESALE DISTRIBUTOR
                                        &
                       NON EXCLUSIVE NATIONAL CHAIN BROKER
                                    AGREEMENT

         This AGREEMENT dated the 22, day of July 1994, by and between The Quigley Corporation having its principal place of business located at 10 South Clinton Street, Doylestown in the state of Pennsylvania hereinafter called the COMPANY and/or their assigns, AND Russell Mitchell having its principal place of business located at 9727 Sylvan Shore Drive, Minocqua, in the state of Wisconsin, hereinafter called the BROKER.

                                   WITNESSETH:

         That the COMPANY does hereby appoint the BROKER as Sales Agent/Broker and the BROKER hereby accepts the appointment subject to the following terms and conditions.

                  1: The BROKER shall faithfully, diligently and to the best of its ability, endeavor to promote and extend the sales of the COMPANY and its products to its customers both existing and prospective in the territory hereafter described.

                  2: The territory of the BROKER shall be as follows:

                            United States of America

                  3: The BROKER shall be considered to be a NON EXCLUSIVE COMMISSIONED agent of the COMPANY within said territory, in the pursuit of establishing the sale of its products, to any acceptable national chain and shall also be considered EXCLUSIVE MASTER BROKER in the establishment of national wholesalers.

                  4: The BROKER shall be entitled to receive commissions upon all shipments in the territory whether by the BROKER acting as sales agent, or by direct orders of its established customers to the COMPANY, or otherwise.

                  5: It shall be the responsibility of the BROKER to provide the COMPANY with active and continuous sales representation in the territory, by personal or actual appointed salesman contact with its customers, or entities, both existing and prospective. Confirmed Customers of the BROKER shall be identified in "Schedule A" of this agreement, to which further customers will be added as they are established. The BROKER further agrees to maintain procedures and records to assure systematic, repeated and complete coverage of its client base.

                  6: It shall be the responsibility of the COMPANY to provide products directly to the BROKER'S customers, based upon receipt of an acceptable instrument of payment and to fulfill all orders exceeding the minimum requirements as identified in "Schedule B" of this agreement, Commissions, Terms and Procedures.

                  7: The BROKER shall keep the COMPANY properly advised and informed as to the general conditions which pertain to or affect the sale of its line. The BROKER agrees to comply with such directives as may be issued by the officers of the COMPANY to carry out its policies in dealing with the customer trade, provided and in so far as such directives are not inconsistent with the terms, conditions and understanding of this Agreement.

                  8: The COMPANY will keep the BROKER informed of all communications between it and the Brokers' customers; will furnish the BROKER with copies of all customer correspondence; at pre-determined prices, the COMPANY shall furnish the BROKER with the necessary product price lists and other sales aids in sufficient quantity to fulfill requirements of its needs.

                  9: The COMPANY shall pay to the BROKER a commission upon all shipments as identified in "Schedule B" of this agreement, Commissions, Terms and Procedures. The term "shipments" shall mean orders for merchandise accepted by the COMPANY but not including handling and shipping costs and credit or discount charges.

                  10: Upon the COMPANY receiving payments, it shall furnish the BROKER with a weekly commission statement, itemizing commissions due and payable.

                  11: The COMPANY shall supply samples at wholesale to the BROKER. Samples which in the sole judgment of the COMPANY have significant value must be returned by the BROKER after termination of this agreement.

                  12: The term of this Agreement shall be for a period of five years, FROM July 22, 1994 TO July 21, 1999, such Agreements shall be automatically renewed for a similar period or periods. Any breach of this Agreement shall give the COMPANY, as well as the BROKER, the right upon fourteen days notice by Fax, US Regular Mail, or US Registered Mail to declare this agreement null and void, said declaration will not remove the BROKER'S rights to receive commission due from accounts established by the BROKER, during the term of this Agreement, assuming the BROKER is in communication with, services and nurtures said accounts.

                  13: It is further understood and agreed that the BROKER is an independent contractor and that neither COMPANY nor BROKER shall assume any liability whatsoever, each for the other, directly or indirectly. It is also agreed that this Agreement shall not under any circumstances create the relationship of joint venture between the parties hereto.

                  14: (a) The laws of the Commonwealth of Pennsylvania shall apply and bind the parties in any and all questions arising hereunder, regardless of the jurisdiction in which any action or proceeding may be initiated or maintained. It is understood, however, that this is a general form of agreement and if any of its provisions in any way violate or contravene the laws of any state or territory, such provisions shall be deemed not to be a part of this Agreement and the remainder of this Agreement shall remain in full force and effect.

                      (b) Wherever in this Agreement the term "by written notice" is used to indicate a means of notification from one party to the other, it shall be understood to be by written notice via registered or certified mail, return receipt required, to the last known address.

                      (c) This Agreement shall supersede and cancel any and all previous options, contracts, arrangements or understandings that may have existed or may exist between the parties and represents the entire understanding of the parties.

         IN WITNESS WHEREOF, the Principals have caused this Agreement to be signed by two duly constituted individuals or Principals.



BY: /S/ GUY QUIGLEY                           BY: /S/ RUSSELL MITCHELL
   ---------------------------                    --------------------
   President and CEO                              Russell Mitchell
   The Quigley Corporation


Date     3/4/96                              Date     3/8/96
-----------------------------                -------------------------

Witness /S/ CHARLES PHILLIPS                 Witness /S/ LYNN MITCHELL
----------------------------                 -------------------------

                                  SCHEDULE "A"

                   MASTER BROKER'S ESTABLISHED WHOLESALER BASE



         NAME:                  TYPE         PRODUCT               CONFIRMED
         -----                  ----         -------               ---------

Cardinal Health                 Wholesaler   Cold-Eeze               yes
Lotus Light                     Wholesaler   Cold-Eeze               yes
Foxmeyer                        Wholesaler   Cold-Eeze               yes
William Drug Co.                Wholesaler   Cold-Eeze               yes
F. Dohman Company               Wholesaler   Cold-Eeze               yes
Dakota Drug Co.                 Wholesaler   Cold-Eeze               yes
HMS Distributors                Wholesaler   Cold-Eeze               yes
Home Health Products Inc.       Wholesaler   Cold-Eezer Plus         yes
Northwestern Drug               Wholesaler   Cold-Eeze               yes
US Health Distributors          Wholesaler   Cold-Eeze               yes
Walker Drug Company             Wholesaler   Cold-Eeze               yes

                            ESTABLISHED CHAIN STORES

    NAME:             TYPE         PRODUCT                 CONFIRMED
    -----             ----         -------                 ---------


Walgreen              Chain        Cold-Eeze                   yes






BY: /S/ GUY QUIGLEY                          BY: /S/ RUSSELL MITCHELL
    ---------------                              --------------------
   The Quigley Corporation                       Russell Mitchell



Date 3/4/96                                 Date  3/8/96
----------------------------                      -------------------------

Witness /S/ CHARLES PHILLIPS                Witness /S/ LYNN MITCHELL
----------------------------                -------------------------------


THIS PAGE WILL BE AMENDED AND ADDED TO AS NEW ACCOUNTS ARE ESTABLISHED

                                  SCHEDULE "B"

                         COMMISSION - TERMS - PROCEDURES

1. COMMISSIONS:(a) On moneys received by the Company, from sales established by the BROKER, through any national commercial chain stores for the sale of COLD-EEZE, in quantities up to and including $100,000.00, in collective sales, in any given month, the broker will be entitled to a commission of 10% ten percent on all sales, after all appropriate deductions have been made. Thereafter, within that given month, the broker will be entitled to a commission of 5% five percent.

NOTE: THE APPROPRIATE DEDUCTIONS SHALL BE CONSTRUED AS SHIPPING & HANDLING CHARGES, REPACKAGING, COOP ADVERTISING AND ANY SPECIAL ARRANGEMENTS MADE BY THE BROKER IN THE ESTABLISHMENT OF AN ACCOUNT.

         COMMISSIONS:(b) On sales secured through an established mail order entity, for the sale of COLD-EEZER PLUS, where the broker is paying for the advertising costs, the broker will be entitled to a commission of 20% of the sale amount, assuming the mail order company is prepared to accept the company's sale price, which will be in keeping with current available distributor prices.

         MASTER BROKER
         COMMISSIONS(c) On Sales secured through established National Wholesalers and Retail Chain Stores, the broker will be entitled to a commission of 2% (two percent) on all sales for the first year of any account, with 1% (one per cent) thereafter, in accordance with the terms of this agreement and only after all appropriate deductions have been made. It is understood to acquire this commission, the broker will act as liaison between the Company and all other brokers. This section does not apply to sales secured directly by the Broker personally.

2. TERMS. Reputable distributors will be offered 2% 10, net 30 days payment terms, subject to the company accepting their credit information.

3. PROCEDURES. The broker will be responsible for ensuring orders received are in keeping with the company's terms and that the minimum order to a distributor using COLD-EEZER PLUS is one master case of sixty units and alternatively within the commercial COLD-EEZE marketplace where one master case consists of 24 units. The broker has the facility of having COLD-EEZE shipped in individual cases to retailers, which have to be paid for in advance, either by check or utilizing the company's merchant credit card facilities.

4. PRICE LISTS: Price lists are subject to change on fourteen days notice and shall be made available by the company to the broker at all times.


BY: /S/ GUY QUIGLEY                         BY: /S/ RUSSELL MITCHELL
-----------------------------               ---------------------------------
   The Quigley Corporation                      Russell Mitchell


Date     3/4/96                            Date     3/8/96
         --------------------                       -------------------------

Witness /S/ CHARLES PHILLIPS               Witness /S/ LYNN MITCHELL
----------------------------                       --------------------------

                                    ADDENDUM
                        TO NON EXCLUSIVE BROKER AGREEMENT
                                     between
                  The Quigley Corporation AND Russell Mitchell
                                NEW SCHEDULE "B"
                         COMMISSION - TERMS - PROCEDURES

         1. COMMISSIONS: FOR SALES ESTABLISHED THROUGH A COMMERCIAL DISTRIBUTORSHIP FOR THE SALE OF COLD-EEZE(TM) AND FOR SALES ESTABLISHED THROUGH A DISTRIBUTOR SERVING THE ALTERNATIVE MARKETPLACE, UTILIZING COLD-EEZER PLUS, IN QUANTITIES UP TO AND INCLUDING $100,000.00 IN COLLECTIVE SALES IN ANY GIVEN MONTH, THE BROKER WILL BE ENTITLED TO A COMMISSION OF (8%) EIGHT PERCENT. ON ALL SALES THEREAFTER THE BROKER WILL BE ENTITLED TO A COMMISSION OF (5%) FIVE PERCENT.

         2. BONUS COMMISSION: ON ALL SALES SECURED IN THE COMMERCIAL MARKETPLACE FOR THE SALE OF COLD-EEZE(TM) OR COLD-EEZER PLUS, THE BROKER WILL BE ENTITLED TO SHARE, ON A 50/50 BASIS, ANY EXTRA MONIES, RECEIVED BY THE COMPANY, OVER AND ABOVE THE COMPANY'S CURRENT DISTRIBUTOR PRICE LIST, AFTER ALL APPROPRIATE DEDUCTIONS HAVE BEEN MADE.

         3. MAIL ORDER COMMISSIONS: FOR SALES SECURED THROUGH AN ESTABLISHED MAIL ORDER ENTITY, FOR COLD-EEZER PLUS, WHERE THE BROKER IS PAYING FOR THE ADVERTISING COSTS, THE BROKER WILL BE ENTITLED TO A COMMISSION OF 20% OF THE SALE AMOUNT ASSUMING THE MAIL ORDER COMPANY IS PREPARED TO ACCEPT THE COMPANY'S SALE PRICE, WHICH WILL BE IN KEEPING WITH CURRENT AVAILABLE PROFESSIONAL DISTRIBUTOR PRICES.

         4. COOP ADVERTISING: IN THE EVENT THAT ANY ENTITY DOES NOT ACCEPT A BARTER ARRANGEMENT OF PRODUCT FOR COOP ADVERTISING, THE MONETARY PAYMENTS MADE TO ANY SUCH ENTITY WILL BE DEDUCTED PRIOR TO ANY COMMISSIONS BEING PAID TO THE BROKER.

         5. TERMS: REPUTABLE DISTRIBUTORS CAN BE OFFERED 2% 10, NET 30 DAYS PAYMENT TERMS, SUBJECT TO THE COMPANY ACCEPTING THEIR CREDIT INFORMATION.

         6. PROCEDURES: THE BROKER WILL BE RESPONSIBLE FOR ENSURING ORDERS RECEIVED ARE IN KEEPING WITH THE COMPANY'S TERMS AND THAT THE MINIMUM ORDER TO A DISTRIBUTOR USING COLD-EEZER PLUS IS ONE MASTER CASE OF SIXTY UNITS AND ALTERNATIVELY WITHIN THE COMMERCIAL COLD-EEZE(TM) MARKETPLACE WHERE ONE MASTER CASE CONSISTS OF 24 UNITS. THE BROKER HAS THE FACILITY OF HAVING COLD-EEZE(TM) SHIPPED IN INDIVIDUAL CASES TO RETAILERS, WHICH HAVE TO BE PAID FOR IN ADVANCE, EITHER BY CHECK OR UTILIZING THE COMPANY'S MERCHANT CREDIT CARD FACILITIES.

         7. PRICE LISTS: CURRENT PRICE LISTS SHALL BE MADE AVAILABLE BY THE COMPANY TO THE BROKER AT ALL TIMES.


BY: GUY QUIGLEY                               BY: /S/ RUSSELL MITCHELL
    ----------------------------                  --------------------
    The Quigley Corporation                       Russell Mitchell



Date  6/6/95                                  Date   6/20/95
      --------------------------                     -----------------

Witness /S/ CHARLES PHILLIPS                  Witness /S/ LYNN MITCHELL
        --------------------                          -----------------


                                       -2-